EXHIBIT 99(a)


                              ARTICLES OF AMENDMENT

                                     TO THE

                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                       OF

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                             -----------------------


                  PROSPECT  STREET HIGH INCOME  PORTFOLIO  INC.,  a  corporation
organized   and  existing   under  the  laws  of  the  State  of  Maryland  (the
"Corporation"), hereby certifies as follows:

                  FIRST: That the following resolutions were duly adopted by the Board of Directors of the Corporation, setting forth a proposed amendment to Articles of Amendment and Restatement (the "Charter") of the Corporation.

                  Article IV is amended by deleting in its entirety Article IV Section (A) and inserting in lieu thereof the following Sections (A) and (B):

                  (A)      CAPITAL STOCK

                  1.       Class and Amount Authorized

                  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is one hundred one million one thousand (101,001,000) shares, of which one hundred million (100,000,000) shares shall be Common Stock, $.03 par value per share, one thousand (1000) shares shall be Taxable Auction Rate Preferred Stock, no par value per share, liquidation preference $100,000 per share (the "TARPS Stock") and one million (1,000,000) shares shall be Preferred Stock, $1.00 par value per share (the "Preferred Stock"). Each three (3) shares of the Corporation's Common Stock issued and outstanding on the effective date of this amendment shall be and hereby are changed without further action into one (1) fully paid and nonassessable shares of the Corporation's Common Stock, provided that no fractional shares shall be issued pursuant to such change.

                  2.       No Preemptive Rights

                  No holder of any shares of any class of stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any shares of any class of stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such


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         other terms as the Board of Directors, in its sole discretion, may fix;
         and any shares of any class of stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

                  (B)      PREFERRED STOCK

                  Preferred Stock may be issued in one or more series. The Board of Directors may authorize the issuance of the Preferred Stock in such series without stockholder approval and may fix from time to time before issuance the number of shares to be included in any series and the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption and other terms of all shares of such series. The authority of the Board of Directors with respect to each series includes, without limiting the foregoing, the authority to determine any or all of the following:

                           1. The number of shares of any series and the designation to distinguish shares of such series from shares of all other series;

                           2. The voting powers, if any, and whether such voting
                  powers are full or limited and whether other classes or series have the right to vote on specific matters as to which voting powers are granted to such series and whether voting is by class;

                           3. The redemption  provisions,  if any, applicable to
                  such series, including the time or times and the prices;

                           4. The dividends (which may be cumulative or non-cumulative) to be paid on such series, including the rate or rates (or the procedures by which the rate or rates are to be determined), the conditions and the times and whether payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

                           5. The  rights of such  series  upon the  dissolution
                  (voluntary or involuntary) of, or upon any distribution of the assets of, the Corporation;

                           6. The  provisions,  if any,  pursuant  to which  the
                  shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or any other security of the Corporation and the price or prices of the rates of exchange, and any adjustments thereto;


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                           7.  The  provisions,  if any,  of a  sinking  fund or
                  purchase fund to be applied to the redemption or purchase of shares of such series;

                           8. The provisions, if any, relating to the conditions
                  and restrictions upon the creation of indebtedness of the Corporation, upon the issuance of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation of any outstanding stock of the Corporation; and

                           9. Any other  relative,  participating,  optional  or
                  other  special  rights  and  qualifications,   limitations  or
                  restrictions thereof;

         all as shall be determined by the Board of Directors and stated in said resolution or resolutions establishing or amending the characteristics of such class or series of preferred stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the classification of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

                  Preferred Stock of any series not issued or which has been redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall constitute authorized but unissued Preferred Stock.

                  Article IV Section (B) is amended by deleting in its entirety the existing Section (B), renumbering the Section and all references thereto as Section (C) and substituting therefor the following:

                  (C)      COMMON STOCK

                  The   preferences,   rights,   voting  powers,   restrictions,
         limitations as to dividends, qualifications and terms and conditions of redemption with respect to the Common Stock are as follows:

                  1.       Ranking.

                  The Common Stock shall rank junior to the Preferred Stock and the TARPS Stock with respect to payment of all dividends (other than dividends in Common Stock) and distributions on liquidation or dissolution and shall have such other qualifications, limitations and restrictions as provided in this Charter.

                  2.       Dividends.

                  After all accumulated and unpaid dividends upon all outstanding shares of the Preferred Stock and TARPS Stock for all past Dividend Periods (as defined below) have been or are contemporaneously paid in full (or declared and sufficient Deposit Securities (as defined below) have been set apart for their payment), then and not otherwise, and subject to any other applicable provisions

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         of the  Charter,  to the  extent  there  are  funds  legally  available therefor, dividends or other distributions may be declared upon and paid to the holders of shares of the Common Stock, to the exclusion of the holders of shares of the Preferred Stock and TARPS Stock.

                  3.       Liquidation Rights.

                  In the event of the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of the Preferred Stock and the TARPS Stock as provided for in this Charter, the holders of shares of the Common Stock shall be entitled, to the exclusion of the holders of shares of the Preferred Stock and TARPS Stock, to share ratably in all remaining assets of the Corporation.

                  4.       Voting Rights.

                  Each holder of Common Stock shall be entitled to one vote for each such whole share (and a proportionate vote for each such fractional share) on each matter on which the holders of shares of the Common Stock shall be entitled to vote. Except as otherwise provided in this Charter, the holders of shares of the Common Stock and the holders of shares of Preferred Stock and TARPS Stock shall vote as a single class on all matters submitted to the stockholders.

                  5.       Redemption.

                  The Corporation may redeem or repurchase shares of Common Stock to the extent now or hereafter permitted by the laws of the State of Maryland, the Investment Company Act of 1940 (the "1940 Act") and by the Charter.

                  Article IV Section (C) is hereby amended by renumbering such Section and all references thereto as Section (D) and by changing each reference to "Preferred Stock" therein to "TARPS Stock." Article V and
         Article VI are likewise amended by changing each reference to "Preferred Stock" therein to "TARPS Stock."

                  Article IV is amended by adding new Sections (E) and (F) as follows:

                  (E)      CONFLICT BETWEEN TERMS OF TARPS STOCK AND
                           PREFERRED STOCK

                  Notwithstanding any other provision of this Charter which, absent this Section (E), would limit the right of the Corporation or the Board of Directors to create, classify or issue the Preferred Stock or to grant rights, powers and preferences of any nature which might be equal in any respect to the TARPS Stock, the Board of Directors as specified in Section (A) and Section (B) may classify such stock and grant any rights or preferences equal to the TARPS Stock, to the extent permitted by the 1940 Act, as amended from time to time.

                  The creation, classification and issuance of Preferred Stock at a time when the TARPS Stock is outstanding shall not be deemed to be a default under

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         subsection (D)(5)(b) or to cause the holders of the TARPS Stock to have a right to elect a majority of the Board of Directors under  subsection
         (D)(6)(b) if, upon issuance, the net proceeds from the sale of such Preferred Stock (or such portion thereof needed to redeem the TARPS Stock) are deposited with the Paying Agent in accordance with Article IV Section (D)(5)(c)(vii), notice of Optional Redemption pursuant to subsection (D)(5)(a) has been delivered prior thereto or is sent promptly thereafter and such proceeds are used to redeem the TARPS Stock. The redemption price of all TARPS Stock redeemed with such proceeds shall be the price set forth in subsection (D)(5)(a).

                  Any classification of the Preferred Stock may provide for rights, powers, privileges and preferences inconsistent with the terms of the TARPs Stock even if such rights, powers, preferences or privileges are subordinated to the rights of the TARPS Stock so long as any of the TARPS Stock is deemed outstanding.

                  (F)      ELIMINATION OF TARPS STOCK

                  At such time as all outstanding  TARPS Stock has been redeemed or Deposit Securities constituting immediately available funds sufficient to redeem all of the TARPS Stock have been deposited with the Paying Agent as required by Article IV Section (D)(5)(c)(vii), the Board of Directors may adopt a resolution declaring that the Corporation shall no longer be authorized to issue the TARPS Stock. Upon adoption of such resolution, subsection (D), (E) and (F) of
         Article IV and all other references to the TARPS Stock shall automatically be deleted from the Charter and the Board of Directors is hereby authorized to restate the Charter deleting all of such provisions. Any former holders of TARPS Stock who have not then submitted their TARPS Stock for redemption shall have only the right to receive payment for their stock deposited with the Paying Agent in accordance with the terms formerly set forth in Section (D) (without interest).

         At such time as the TARPS Stock is eliminated, the following additional amendments shall automatically take effect:

                  1. Article V Section (A) of the Fund's Charter of the Corporation as heretofore amended shall be amended by deleting the same and substituting in lieu thereof the following:

                  (A) All corporate power and authority of the Corporation (except as otherwise provided by statute, by this Charter, or by the Corporation's By-Laws) shall be vested in and exercised by the Board of Directors. Except as may be required by other provisions of this Charter, the number of Directors constituting the Board of Directors shall be not less than three (3), nor more than fifteen (15) with the exact number to be fixed pursuant to the By-Laws, provided that the numbers of Directors shall at no time be less than the minimum number required under the Maryland General Corporation law or, as long as any shares of the Preferred Stock are outstanding, the 1940 Act, as amended from time to time.

                  2. Article VI Sections (A) and (B) of the Charter of the Corporation as hereinbefore amended shall be amended by deleting the same and substituting

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         in lieu thereof only the following Section (A) and renumbering  Section
         (C) and all references thereto as Section (B):

                  (A) The Corporation reserves the right from time to time to amend, alter, change or repeal any provision contained in this Charter, now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in this Charter, of any outstanding stock. Any amendment to this Charter shall be adopted at either a regular or special meeting of the stockholders pursuant to the affirmative vote of a majority of all the outstanding shares of the Corporation's capital stock, which shall vote as a single class, except as otherwise provided in this Charter. The Common Stock and the Preferred Stock shall vote as separate classes to the extent otherwise required under Maryland law or the 1940 Act, as amended from time to time.

                  SECOND: That the Amendment to the Charter of the Corporation effected by this Certificate was duly advised by the Board of Directors of the Corporation and approved by at least a majority of the outstanding stockholders as required by law in accordance with the provisions of the General Corporation Law of the State of Maryland.

                  THIRD: (a) The total number of shares of all classes of stock of the corporation heretofore authorized, and the number and par value of the shares of each class were as follows:

                  Total  authorized  stock--one  hundred  million,  one thousand
                  (100,001,000)   shares,  having  an  aggregate  par  value  of
                  $1,000,000, divided into the following classes:

                           1. one hundred million (100,000,000) shares of common stock, $.01 par value per share;

                           2.       one  thousand   (1,000)  shares  of  taxable
                                    auction rate preferred stock, no par value per share.

                  (b) The total number of shares of all classes of stock of the Corporation as increased by these Articles of Amendment, and the number and par value of the shares of each class, are as follows:

                  The total number of shares of stock which the Corporation shall have authority to issue is one hundred one million one thousand (101,001,000) shares, having an aggregate par value of two million dollars ($2,000,000), divided into the following shares:

                           1. one hundred million (100,000,000) shares of common stock, $.01 par value per share;

                           2.       one  thousand   (1,000)  shares  of  taxable
                                    auction rate preferred stock, no par value per share; and

                           3. one million (1,000,000) shares of preferred stock, $1.00 par value per share.


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                  (c) The  aggregate  par value of all shares of all  classes of stock of the Corporation heretofore authorized was $1,000,000. The aggregate par value of all shares of all classes of stock as increased by this amendment is $2,000,000. This amendment has the effect of increasing the aggregate par value of all shares of all classes of stock of the Corporation by $1,000,000.

                  (d) The shares have been divided into classes as indicated above. A description of each class is reflected in Article IV of the Corporation's Articles of Amendment and Restatement as previously amended and as amended by these Articles of Amendment.

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                  IN WITNESS WHEREOF, Prospect Street High Income Portfolio Inc.
has caused this Certificate of Amendment to be signed by Richard E. Omohundro, Jr., its President, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate of Amendment is his act and deed, and attested by Karen J. Thelen, its Secretary, this 30th day of March, 1998.

                                      PROSPECT STREET HIGH INCOME PORTFOLIO INC.



                                      By:/s/ Richard E. Omohundro, Jr.
                                         --------------------------------
                                         Name:   Richard E. Omohundro, Jr.
                                         Title:  President
Attest:


/s/  Karen J. Thelen
--------------------
Name:   Karen J. Thelen
Title:  Secretary


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